Exhibit 99.1

Case 22-11305-CTG      Doc 165      Filed 01/20/23      Page 1 of 12

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In Re.	Quanergy Systems, Inc.	§	Case No.	22-11305
§
§
	Debtor(s)	§
☐ Jointly Administered

Monthly Operating Report		Chapter 11

Reporting Period Ended: 12/31/2022		Petition Date: 12/13/2022

Months Pending: 1		Industry Classification: 5 4 1 5

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		80

Debtor’s Full-Time Employees (as of date of order for relief):		87

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☒	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☒	Schedule of payments to professionals
☒	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Shane Reil	Shane Reil
Signature of Responsible Party	Printed Name of Responsible Party

01/20/2023	Young Conaway Stargatt & Taylor, LLP
Date	1000 N. King Street
Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Case 22-11305-CTG Doc 165 Filed 01/20/23 Page 2 of 12

Debtor’s Name Quanergy Systems, Inc.	Case No. 22-11305

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$9,101,853

b.	Total receipts (net of transfers between accounts)	$82,562	$82,562

c.	Total disbursements (net of transfers between accounts)	$789,023	$789,023

d.	Cash balance end of month (a+b-c)	$8,395,391

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$789,023	$789,023

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$1,226,061

b.	Accounts receivable over 90 days outstanding (net of allowance)	$51

c.	Inventory ( Book Market Other (attach explanation))	$5,934,293

d	Total current assets	$40,607,761

e.	Total assets	$42,144,056

f.	Postpetition payables (excluding taxes)	$24,873

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$24,873

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$40,000

m.	Prepetition unsecured debt	$31,022,475

n.	Total liabilities (debt) (j+k+l+m)	$31,087,348

o.	Ending equity/net worth (e-n)	$11,056,708

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$209,958

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$43,143

c.	Gross profit (a-b)	$166,815

d.	Selling expenses	$377,870

e.	General and administrative expenses	$1,108,772

f.	Other expenses	$65,417

g.	Depreciation and/or amortization (not included in 4b)	$26,029

h.	Interest	$-530

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$999,864

k.	Profit (loss)	$-2,410,607	$-2,410,607

UST Form 11-MOR (12/01/2021)	2

Case 22-11305-CTG Doc 165 Filed 01/20/23 Page 3 of 12

Debtor’s Name Quanergy Systems, Inc.	Case No. 22-11305

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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UST Form 11-MOR (12/01/2021)	3

Case 22-11305-CTG Doc 165 Filed 01/20/23 Page 4 of 12

Debtor’s Name Quanergy Systems, Inc.	Case No. 22-11305

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UST Form 11-MOR (12/01/2021)	4

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Debtor’s Name Quanergy Systems, Inc.	Case No. 22-11305

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role

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UST Form 11-MOR (12/01/2021)	5

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Debtor’s Name Quanergy Systems, Inc.	Case No. 22-11305

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UST Form 11-MOR (12/01/2021)	6

Case 22-11305-CTG Doc 165 Filed 01/20/23 Page 7 of 12

Debtor’s Name Quanergy Systems, Inc.	Case No. 22-11305

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c.	All professional fees and expenses (debtor & committees)

UST Form 11-MOR (12/01/2021)	7

Case 22-11305-CTG Doc 165 Filed 01/20/23 Page 8 of 12

Debtor’s Name Quanergy Systems, Inc.	Case No. 22-11305

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0

b.	Postpetition income taxes paid (local, state, and federal)	$0	$0

c.	Postpetition employer payroll taxes accrued	$0	$0

d.	Postpetition employer payroll taxes paid	$23,808	$23,808

e.	Postpetition property taxes paid	$0	$0

f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0

g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
b.	Were any payments made outside the ordinary course of business	Yes	No
without court approval? (if yes, see Instructions)
c.	Were any payments made to or on behalf of insiders?	Yes	No
d.	Are you current on postpetition tax return filings?	Yes	No
e.	Are you current on postpetition estimated tax payments?	Yes	No
f.	Were all trust fund taxes remitted on a current basis?	Yes	No
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A
i.	Do you have: Worker’s compensation insurance?	Yes	No
	If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
	Casualty/property insurance?	Yes	No
	If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
	General liability insurance?	Yes	No
	If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
j.	Has a plan of reorganization been filed with the court?	Yes	No
k.	Has a disclosure statement been filed with the court?	Yes	No
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

Case 22-11305-CTG Doc 165 Filed 01/20/23 Page 9 of 12

Debtor’s Name Quanergy Systems, Inc.	Case No. 22-11305

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes No
m. If yes, have you made all Domestic Support Obligation payments?	Yes No N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.

§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Lawrence Perkins	Lawrence Perkins
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	01/20/2023
Title	Date

UST Form 11-MOR (12/01/2021)	9

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Debtor’s Name Quanergy Systems, Inc.	Case No. 22-11305

UST Form 11-MOR (12/01/2021)	10

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Debtor’s Name Quanergy Systems, Inc.	Case No. 22-11305

UST Form 11-MOR (12/01/2021)	11

Case 22-11305-CTG Doc 165 Filed 01/20/23 Page 12 of 12

Debtor’s Name Quanergy Systems, Inc.	Case No. 22-11305

UST Form 11-MOR (12/01/2021)	12

Case 22-11305-CTG      Doc 165-1      Filed 01/20/23      Page 1 of 1

THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

QUANERGY SYSTEMS, INC.,[1]	Case No. 22-11305 (CTG)

Debtor.

NOTES TO MONTHLY OPERATING REPORT

On December 13, 2022 (the “Petition Date”), the above-captioned debtor and debtor in possession (the “Debtor”) filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

Please be advised that the accompanying monthly operating report and the exhibits thereto (the “MOR”) are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

The Debtor historically prepared consolidated quarterly and annual financial statements that were audited annually. The last full year SEC-filed audit was for calendar year 2021. There were subsequent 10-Q reports filed through Q3 2022. The consolidated statements included the Debtor and its non-Debtor affiliates. Conversely, the MOR generally reflects the operations and financial position of the Debtor on a non-consolidated basis. Accordingly, the amounts listed in the MOR will likely differ, at times materially, from the historic consolidated financial reports.

The MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Code and the United States Trustee. The unaudited financial statements have been derived from the Debtor’s books and records. The information presented herein has not been subjected to all procedures that would typically be applied to financial information presented in accordance with U.S. GAAP. Upon the application of such procedures, the financial information could be subject to changes, and these changes could be material. The information furnished in the MOR includes normal recurring adjustments, but does not include all of the adjustments that would typically be made for interim financial statements in accordance with U.S. GAAP.

Given the complexity of the Debtor’s business, inadvertent errors, omissions or over-inclusions may have occurred. Accordingly, the Debtor hereby reserves the right to amend or supplement the MOR, if necessary, but shall be under no obligation to do so.

[1]

The Debtor and the last four digits of its taxpayer identification number are: Quanergy Systems, Inc. (5845). The Debtor’s mailing address for purposes of the Chapter 11 Case is 433 Lakeside Drive, Sunnyvale, CA 94085.

Case 22-11305-CTG      Doc 165-2      Filed 01/20/23      Page 1 of 8

Quanergy Systems, Inc.

Statement of Cash Receipts and Disbursements

($ in USD)

12/13 - 12/31
Beginning Cash Balance	$9,101,853
Receipts
Collections	$82,562

Total Receipts	$82,562
Operating Disbursements
Payroll and Benefits	$714,406
AP	72,810
Other	1,807

Total Operating Disbursements	$789,023

Operating Cash Flow	$(706,462)

Restructuring Related
Professional fees	$—

Total Restructuring Related	$—

Net Cash Flow	$(706,462)

Ending Cash Balance	$8,395,391

Case 22-11305-CTG      Doc 165-2      Filed 01/20/23      Page 2 of 8

Quanergy Systems, Inc.

Balance Sheet for period ending December 31, 2022

($ in USD)

12/31/2022
Assets
Current assets:
Cash and cash equivalents	$8,395,391
Restricted cash	70,000
Accounts receivable, net of allowance for doubtful accounts	1,226,061
Prepaid business insurance and D&O	4,656,556
Inventory	5,934,293
Sensata Warrants (1)	17,357,679
Prepaid expenses and other current assets	2,967,781

Total current assets	$40,607,761
Property and equipment, net	$550,470
Operating lease assets	756,794
Other long-term assets	229,031

Total assets	$42,144,056

Liabilities and stockholders’ equity
Current Liabilities:
Accounts payable	$6,504,568
Accrued expenses	1,626,724
Accrued liabilities	10,872,840
Accrued liabilities (Post petition)	24,873
Professional fees (Post petition)	999,864
Other current liabilities	557,301

Total current liabilities	$20,586,170
Operating lease liabilities	$756,794
Other long-term liabilities	9,744,384

Total liabilities	$31,087,348
Total Stockholders’ equity	$11,056,708

Total liabilities and stockholders’ equity	$42,144,056

Notes:

(1)

The Sensata Warrants were originally capitalized at the expected value of future services to be received, which is now currently expected to be close to zero. These were recorded in accordance with GAAP, and to the best of our knowledge, there has not been transaction requiring a revision in valuation.

Case 22-11305-CTG      Doc 165-2      Filed 01/20/23      Page 3 of 8

Quanergy Systems, Inc.

Statement of Operations

($ in USD)

12/13 - 12/31
Revenue	$209,958
Cost of Sales	43,143

Gross Margin	$166,815
Selling expenses	$377,870
General and administrative	1,084,964
Payroll Taxes	23,808
Depreciation and amortization	26,029
Restructuring expenses	999,864
Other operating expenses	65,417

Income (loss) from operations	$(2,411,137)
Other income:
Interest income	$530

Income (loss) before income taxes	$(2,410,607)
Income tax	$—

Net Income (loss)	$(2,410,607)

Case 22-11305-CTG      Doc 165-2      Filed 01/20/23      Page 4 of 8

Quanergy Systems, Inc.

Accounts Receivable as of December 31, 2022

($ in USD)

12/31/2022
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$1,360,426
+ Amounts billed during the period	209,958
- Amounts collected during the period	(81,981)

Total Accounts Receivable at the end of the reporting period	$1,488,403

12/31/2022
Accounts Receivable Aging
Current	$448,673
1-30 Days Past Due	529,227
31-60 Days Past Due	200,044
61-90 Days Past Due	48,067
91+ Days Past Due	262,393

Total	$1,488,403

Case 22-11305-CTG      Doc 165-2      Filed 01/20/23      Page 5 of 8

Quanergy Systems, Inc.

Bank Reconciliation

($ in USD)

Silicon Valley Bank x2011

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x2011	Silicon Valley Bank	$6,572,370	$2,785	$6,575,155

Adjustments Breakout
Check#12621	$2,785

Total Adjustments	$2,785

The positive $2,785 adjustment was made due to bank credit.

Silicon Valley Bank x4224

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x4224	Silicon Valley Bank	$70,000	$—	$70,000

Silicon Valley Bank x1506

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1506	Silicon Valley Bank	$1,800,000	$—	$1,800,000

Silicon Valley Bank x1498

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1498	Silicon Valley Bank	$8,000	$—	$8,000

Silicon Valley Bank x2927

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x2927	Silicon Valley Bank	$—	$—	$—

Silicon Valley Bank x1679

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1679	Silicon Valley Bank	$12,236	$—	$12,236

Case 22-11305-CTG      Doc 165-2      Filed 01/20/23      Page 6 of 8

Quanergy Systems, Inc.

Payments Made on Pre-Petition Debt as of December 31, 2022

($ in USD)

Payee Name	Amount	Description
Payroll	$119,029	Approved per wages motion

Case 22-11305-CTG      Doc 165-2      Filed 01/20/23      Page 7 of 8

Quanergy Systems, Inc.

Payments to Insiders

($ in USD)

Date	Description	Amount
12/30/2022	Salary and benefits	$137,961

Case 22-11305-CTG      Doc 165-2      Filed 01/20/23      Page 8 of 8

Quanergy Systems, Inc.

Payments to Professionals as of December 31, 2022

($ in USD)

Professional Firm	Date	Amount	Description
No payments		$—